EXPANDING THE REACH OF POWER GENERATION FOR A CLEANER FUTURE

ENER-CORE

OTCQB: ENCR

Company Presentation - Sidoti

January 2014

Legal Disclaimer

This presentation has been prepared by Ener-Core, Inc. (the "Company"). It should not be considered as an offer or invitation to subscribe for or purchase any securities in the Company or as an inducement to make an offer or invitation with respect to those securities. No agreement to subscribe for securities in the Company will be entered into on the basis of this presentation or any information, opinions or conclusions expressed in the course of this presentation.

This presentation is not a prospectus or other offering document under U.S. law or under any other law. It has been prepared for information purposes only. This presentation contains general summary information and does not take into account the investment objectives, financial situation and particular needs of any individual investor. It is not investment advice and prospective investors should obtain their own independent advice from qualified financial advisors regarding their own financial objectives, financial situation and needs.

This presentation and information, opinions or conclusions expressed in the course of this presentation contains forecasts and forward-looking information. Such statements are based on a number of estimates and assumptions that, while considered reasonable by management at the time, are subject to significant business, economic and competitive uncertainties. These forecasts, projections and information are not a guarantee of future performance or expected results and involve unknown risks and uncertainties. Actual results and developments will almost certainly differ materially from those expected by the Company (either expressed or implied in this presentation). There are a number of risks, both specific to the Company and of a general nature, which may affect the future operating and financial performance of the Company as well as the value of an investment in the Company, including and not limited to the following: economic conditions; stock market fluctuations; uncertainty of future revenues; limited operating history; uncertain market acceptance for our technology; potential difficulty in managing growth; costs of sales and materials; intellectual property protection; disclosure of trade secrets; rapid technological change among competitors; dependence on suppliers; risks of doing international business; state, federal and foreign legislative and regulatory initiatives, including costs of compliance with existing and future environmental requirements; costs and effects of legal and administrative proceedings, settlements, investigations and claims; the inherent risks associated with the operation and potential construction of power generation systems, including environmental, health, safety, regulatory and financial risks; the timing and extent of changes in commodity prices, interest rates and foreign currency exchange rates; unusual maintenance or repairs and electric transmission system constraints; the performance of electric generation facilities; and the need for and availability of future financing in order for the Company to carry out its business plan. The forward-looking information contained in this presentation are as of the date hereof and the Company does not expect to update the forward looking information contained in this presentation.

This presentation speaks as of January 2014. Neither the delivery of this presentation nor any further discussions by the Company or its representatives with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since such date. The Company does not intend, and does not assume any obligation, to update or correct any information included in this presentation.

Quick Test: Photos of agricultural waste




USDA



Photos of Waste from Oil & Gas industry







Photos of Waste from Coal Mining industry


© Getty Images





Photos of Waste from Landfills









What did you see in those photos?

Environmentalist's perspective:

"Huge contribution to global warming!!"

"Methane is 21 times more heat-trapping than CO_2!!"





Capitalist's perspective:

"We should be finding a way to make money off those gases!!"

"Wasted energy = wasted money!!"



What if there were a way to destroy the contaminants in those gases, while converting them into electricity?

And what if the project economics yielded positive and attractive ROI's for the industries which create this pollution?

Ener-Core: What We Do

We manufacture technology that converts low-quality (previously useless) gases into energy.



Our Technology solves a massive environmental challenge of multiple industries

……in a profitable manner!

Components of the Overall Solution

Source of Low-Quality Gas


PATENTED
INTELLECTUAL PROPERTY

Gradual Oxidizer

Bespoke Interface



Conventional Gas Turbine



Interconnection to local Substation
(transmit to grid)

ENER-CORE

Company History



Edan Prabhu begins effort to convert weak waste gas into energy
1st Patent Received (Method for Collection & Use of Low-Level Methane Emissions
All Catalysts successfully removed from the design (i.e.. first gradual oxidizer)
1st 100 kW prototype operates at Lamb Canyon
First 250 kW unit commissioned at demo + R&D site in Ft. Benning army base
First official sale booked, with EECT in Netherlands
Commercial Sales Rollout
1998
2002
2007
2008
2009
2010
2011
2012
2013
Creation of world's first Flex microturbine, running on gas with 1.5% methane and producing zero emissions
First Investment from SAIL & RNS
Further Investment from SAIL & RNS as company grows
Acquisition of Ingersoll Rand Energy Systems
Spin off of Oxidizer business from FlexEnergy (turbine business)

$25 Million invested over 5 years, primarily for R&D to get product ready for market.
52 Submissions for U.S. Patents. 2 Patents Received.
Company now deploying commercial launch, preparing for manufacturing, scaling Oxidizer to larger sizes.

Strategic Intellectual Property Portfolio

- 4 Patents Granted
- 50+ Patent Applications filed
- Hundreds of pages of descriptive support
  - Over 100 independent claims
  - Over 600 dependent claims

IP Secured



Oxidizer Technology
PATENTED
INTELLECTUAL PROPERTY

How the Technology Works



H_2O
CO_2
Heat Energy is released
No pollutants
1 second +
Oxidation Reaction Occurs
Vessel Temperature above fuel auto-ignition
Dilute mixture delivered to oxidizer
Gradual Oxidizer (proprietary)
Exit Conditions controlled to match turbine power needs
1.5% Fuel by volume
Compressed air
Turbine System (third-party)
Electricity

Ener-Core's Markets

ORGANIC SOURCES



LANDFILLS



WASTE-WATER
TREATMENT PLANTS



AGRICULTURAL DIGESTERS

MINERAL SOURCES



COAL
MINES



OIL & GAS

Market Opportunity – New Fuels

Ener-Core's Oxidizer overcomes the barriers of low BTU fuel quality



Traditional Power Generation Capability
Expanded Range of Acceptable Fuels
$77B Market
2600
1000
600
300
200
50
15
5
(Btu/scf)
Oil Field
Pipeline
Digester
Landfill
Coal Mine
Ventilation Air Methane

Power Generation without the Fuel Quality Restrictions

Market Opportunity – Regulations

Ener-Core Oxidizer eliminates environmental restrictions


Current Power Generation Capability
Increased Environmental Regulations
$36B Market
100 ppm
9 ppm
below 1 ppm
(ppm of NOx)
High Emissions
Low Emissions
Ultra Low Emissions

Power Generation with Lowest Achievable Emission Rates

Channels to Market/Strategic Positioning

SUPPLIER:

ENER-CORE

Focus:
- Design & Manufacturing
- Scaling up to larger Sizes
- Increasing IP Footprint
- Supporting Channel Partners
- Technical Support of O&M Partners in Field

UN-LOCKING a $77 BILLION MARKET for TURBINE PARTNERS

SALES CHANNELS:

In-House Sales Teams + Global Distributors of Partner Turbine Manufacturers

DRESSER-RAND | SIEMENS | FLEXENERGY | Solar Turbines *A Caterpillar Company* | Rolls-Royce | GE

CUSTOMERS:

Oil & Gas Companies

Waste Management Companies / Landfill Operators

Coal Mine Owners/Operators

Partner Development

- Ener-Core is partnering with the leading turbine manufacturers
- Ener-Core's technology un-locks a new market for turbines, which is sized at $77 Billion (or greater)
- Ener-Core will establish 1 turbine partner per Size Category



FLEXENERGY
Solar Turbines
A Caterpillar Company
DRESSER-RAND.
Rolls-Royce
SIEMENS
0.25 MW
1 MW
2 MW
5 MW
8 MW
> 10 MW

Year Deployed: 2013 2015 2014 2017 2016 2017

Competitiveness Increases with Scale Up



$0.180
$0.160
$0.140
$0.120
$0.100
$0.080
$0.060
$0.040
PPA Price (US$/kWh)
5%
10%
15%
20%
25%
Project IRR
FP250 PPA Price
KG2-3GO PPA Price

FP250 and KG2-3GO Calculated Project IRR's
Assumed FP250 Installed Cost: $1.3M
Assumed KG2-3GO Installed Cost: $5.8M

Product Development with Turbine Partners

From Identifying Partner to integration, minimum of 12 months

Turbine Supply & Packaging




OEM Agreement with Turbine Manufacturer
Joint Sale Calls
Co-Development and Integration
Procure P.O.

Business & Project Development


FUEL GAS
ENER-CORE GRADUAL OXIDIZER
EXHAUST
RECUPERATOR
COMPRESSOR
TURBINE
FUEL GAS
AIR INLET

Build & Deliver



Commercial Offer



The Four Market Drivers


Legislation on Flaring and/or Increased Air Emissions Standards
Reciprocating Engines & Gas Turbines cannot operate on low BTU gases [< 6000 BTU/lb] [<300 BTU/scf]
ENER-CORE
High Electricity Prices in regional markets
High Prices & Intermittency of "other" sources of renewable energy

Low BTU Gas - Advantages

Recip. Engines & Gas Turbines cannot operate on low BTU gases



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
Percent Methane
Ener-Core Gradual Oxidizer provides potential to use landfill methane throughout most of the landfill lifecycle
Conventional technologies (reciprocating enignes and gas turbines are limited by methane content (~40% to ~30% lower limit)
Ener-Core Gradual Oxidizer wide operating range has potential for up to 50 more years of use with same technology
5
10
20
30
40
50
60
70
80
90
Years Since Inception of Landfill

Low BTU Gas - Advantages

Recip. Engines & Gas Turbines cannot operate on low BTU gases



Fuels Energy Density Comparison
Btu/lb
Fossil Fuel Commodities
Low Methane Operation for Fossil Fuel Technologies
"Non-Commodity or Essentially Free Fuels"
Fuel Energy Density (Btu/lb)
24,000
20,000
16,000
12,000
8,000
4,000
0
Diesel
Gasoline
Propane
Natural Gas
Digester Gas
50% Methane Landfill Gas
30% Methane Gas
20% Methane Gas
10% Methane Gas
1.5% Methane VAM
Wind
Solar
Energy Density Btu/lb

Competitiveness Against Other Power Sources

High Prices & Intermittency of "other" sources of renewable energy

Technology	Size (kW)	Installed Cost	Capex/MW	Fuel Cost (Biogas)	20 years O&M	20 year fuel treatment & exhaust cleanup cost	Power Generated (MWH)	Cost of Power Generated ($/MWH)
Reciprocating Engine	2000	$3,080,000	$1,540,000	8,868,113	$4,993,200	$8,007,192	350,400	$85
Gas Turbine	3510	$7,374,510	$2,101,000	20,458,477	$5,842,044	$17,754,576	614,952	$103
Gas Turbine	4600	$6,927,140	$1,505,900	19,401,733	$6,124,992	$13,378,110	805,920	$71
Ener-Core FP250	250	$1,145,000	$4,580,000	0	$1,270,200	$114,500	43,800	$100
Ener-Core KG2-3GO	1850	$5,110,000	$2,762,162	0	$6,482,400	$536,550	324,120	$63

*Fuel cost for biogas assumed to be $3.50/MMBtu for 50% methane biogas

Competitiveness Against Other Power Sources

High Prices & Intermittency of "other" sources of renewable energy

In some markets (US & International), there are Renewable Power Feed-in-Tariffs, or Utilities are forced to procure a % of their power from renewable power sources.

In these markets, Ener-Core must compete* with solar, wind, biogas power and biomass power.

**Note: this is only the case with landfills and agricultural waste as source of gas. For gas wells and coal mines, the power generated is not deemed renewable.*

$$\text{Cost of Energy Production (\$/kWh) over 20 years} = \frac{[\text{CAPEX} + \text{Replacement Parts} + (\text{O\&M} * 20) + (\text{Annual Fuel} * 20) + \text{Financing Costs}]}{(20 \text{ years} * 365 \text{ days} * 24 \text{ hours}) * (\text{Capacity Factor of Plant})}$$

	Capex/MW	Replacement Parts (Incremental Capex over Life of Asset)	Annual O&M/MW	Annual Fuel Costs/MW	Cost/kWh assuming 100% Capacity Factors	Capacity Factor	Real Cost/kWh
Solar	$ 1.2 M	$0.1 M	$0.1 M	zero	0.030	23%	$ 0.129
Wind	$ 1.5 M	$0.2 M	$0.2 M	zero	0.054	35%	$ 0.155
Small Hydro	$ 4.5 M	$0.6 M	$0.13 M	zero	0.084	70%	$ 0.121
Ener-Core 250kW w/Turbine	$ 4.5 M	$3.5 M	$0.08 M	zero	0.097	90%	$ 0.107
Ener-Core 2MW w/Turbine	$2.6 M	$2.3 M.	$0.06 M	zero	0.062	90%	$ 0.066

Markets with High Electricity Prices (U.S.)


High Electricity Prices in regional markets
Approximate Commercial Rates:
CA: $0.16/kWh
AK: $0.15/kWh
HI: $0.33/kWh
Approximate Commercial Rates:
CT: $0.14/kWh
MA: $0.14/kWh
NJ: $0.14/kWh
NY: $0.15/kWh

Markets with High Electricity Prices


High Electricity Prices in regional markets
Approximate Commercial Rates:
Euro Area, UK & Ireland: $0.15/kWh
Approximate Electricity Rates:
Japan: $0.20/kWh
Philippines: $0.30/kWh
Singapore: $0.22/kWh
Australia: $0.22/kWh
Approximate Electricity Rates:
Panama $0.14/kWh
Brazil: $0.34/kWh

Legislation (US)

Legislation on Flaring and/or Increased Air Emissions Standards

Obama Administration's July 2013 Climate Plan recommends an **Interagency Methane Reduction Strategy** to achieve methane emissions reductions from multiple sectors.

CH_4 & Pollutant Reduction	Renewable, Baseload Power	Vision for Net Zero Bases	Use of Ag Waste Resources	Pricing for Biogas PPAs
Office of Air Quality Planning & Standards (BACT consideration) Landfill Methane Outreach Program Coalbed Methane Outreach Program Region 1, 4, 9 Administrators	Office of Energy Efficiency and Renewable Energy Bioenergy Technologies Office Office of Fossil Energy Advanced Research Projects Agency-Energy	Deputy Under Secretary of Defense for Installations & Environment (installation of additional DoD units) Environmental Security Technology Certification Program (potential application for 2MW unit)	Rural Development, Business & Cooperative Programs Research & Development Programs (particularly for low-Btu agricultural wastes)	Public Utility Regulatory Policies Act of 1978 and FERC regulation sets avoided cost too low Consider adjustment to account for environmental benefit of methane reduction

Legislation (Globally)



Legislation on Flaring and/or Increased Air Emissions Standards
Restrictions on flaring
Restrictions on NOx
Landfill methane capture
Restrictions on NOx and Particulate matter
GHG restrictions
GHG credits at ~$14/tonne
Restrictions on NOx and Particulate matter
Restrictions on flaring
2012 regulations:
NOx restrictions for gas turbines above 50 MW
No flaring
Restrictions on flaring;
Decree to use 95% of Associated Petroleum Gas
Restrictions on NOx and Particulate matter
Flaring reduction targets
Flaring reduction targets
Carbon tax on GHG emissions

Management Team / Board of Directors

- **Alain Castro, Chief Executive Officer and Board Member**
  - Currently the executive advisor to the US-based Board of Goldwind Science & Technology, which is the 2nd largest wind turbine manufacturer globally. Within his role at Goldwind, he originates and structures their large investment transactions throughout all of the Latin America region. Previously, he was the President of Akuo Energy Americas. Akuo Energy is an international investor, developer and operator of utility-scale renewable energy power plants. Alain is also the founder and managing partner of International Energy Ventures, a London-based investment and advisory group which he founded in 2002 to invest in sustainable companies as well as renewable energy infrastructure projects.
  - Prior to his career in the renewable energy sector, Alain was a Partner at Ernst & Young Consulting, where he was based in Argentina, and managed the oil & gas industry consulting practice across the South America region.
  - London Business School: Sloan Fellowship, Executive Masters Degree, Business and Management; University of Texas, B.S., Industrial and Mechanical Engineering
  - Extensive international career spanning both large multinational corporations and entrepreneurial ventures particularly within the renewable energy and sustainable sectors. Over the last 10 years, he has focused on developing infrastructure projects as well as deploying international expansion plans for sustainable companies across four continents.

- **Dr. Boris Maslov, President**
  - Moscow Institute of Physics and Technology: Ph.D., Electrical Engineering; B.S., M.S., Electrical Engineering and Computer Science
  - Experienced energy technology company executive.
  - VP of Corporate Development at FlexEnergy where he led Strategic Planning and Technology Development.
  - Served in the past as CEO of EnergyOne, CEO of Ecron Corp, EO of GlobalGate, as well as CTO of WaveCrest Labs.

- **Kelly Anderson, Chief Financial Officer and Treasurer**
  - Over 17 years of public company experience, ranging from Fortune 100 companies to start-up microcap companies, include over five years in the clean tech sector
  - Successfully raised multiple rounds of funding and financings
  - Listed and subsequently up listed T3 Motion to the NYSE Amex
  - California CPA (inactive) with a BA, Business Administration, Accounting Concentration from California State University, Fullerton

- **Doug Hamrin, Vice President, Thermal Oxidizer Engineering**
  - Massachusetts Institute of Technology: M.S., Mechanical Engineering; Illinois Institute of Technology: B.S., Mechanical Engineering
  - Responsible for the technical development of the Gradual Oxidizer at FlexEnergy.
  - 17 patents filed on Ener-Core technology over recent 4 years.
  - Experienced at leading engineering teams as Technical Manager, Applications for Honeywell Turbo Technologies and as the Director of Fuel Systems at Capstone Turbine Corporation.

- **Steve Lampe, Vice President, Electrical and Controls Engineering**
  - University of Missouri – Rolla: M.S., Mechanical Engineering
  - Responsible for the controls and operation development of the Flex Powerstation at FlexEnergy.
  - 9 patents filed on Ener-Core technology over recent 4 years, and holds 14 additional patents in the area of turbo-machinery controls.
  - Experienced on advanced gas turbine technology and controls most recently as Director of Oil and Gas Applications for Capstone Turbine Corporation.

- **Michael Hammons, Chairman of the Board**
  - Partner, SAIL Capital Partners
  - Diverse domestic and international experience across multiple verticals such as telecommunications, energy, automotive, aerospace and defense, data storage, enterprise software, and electronic hardware.
  - Leadership positions including CEO at Vigilistics, CEO at Nexiant, CEO at ARGO Tracker, VP of Global Operations at Cogent Communication, and Director of the South American Automotive Practice at Ernst & Young Consulting.
  - Earned a bachelor's degree in industrial engineering from California Polytechnic State University, San Luis Obispo, and a master's in business administration from Harvard Business School.

- **The Hon. Dr. Stephen L. Johnson, Board Member**
  - 11th Administrator, United States Environmental Protection Agency (2005-2009), where he controlled a $7.7 billion annual budget and managed over 17,000 employees. Worked at EPA from 1979-2009, and became the first career EPA employee to hold the position of Administrator and the first scientist to head the Agency. Received the White House's Presidential Rank Award, the highest award for civilian federal employees.
  - Previously held a number of positions in laboratory and bio-technology companies, and was director of Hazelton Laboratories, now Covance.
  - Received a B.A. in Biology from Taylor University and a Master's Degree in Pathology from George Washington University. He has also been awarded honorary Doctor of Science degrees from Taylor University and Wesleyan University.

- **Chris Brown, Board Member**
  - Principal, SAIL Capital Partners
  - Experienced across multiple verticals, including electronics, textiles, and telecommunications.
  - M.B.A. from Harvard Business School and a Ph.D. in Physics from North Carolina State University.
  - 2010 National Science Foundation's American Competitiveness and Innovation (ACI) Fellow Award.
  - Co-founded a textile dye company based on technology developed jointly with Procter and Gamble, Leeds University, and North Carolina State University.

- **Mike Levin, Vice President, Legal and Regulatory Affairs**
  - Duke University School of Law: J.D.; Stanford University: B.A, Political Science
  - VP of Legal and Regulatory Affairs of FlexEnergy where he was responsible for legal, government, regulatory, communications, administrative, and related matters.
  - Attorney at Bryan Cave, LLP, with practice focused on governmental affairs and environmental law, and co-founder of CleanTech OC, a leading industry trade association.
  - Prior to Bryan Cave, Vice President of Better Energy Systems, a clean technology startup company.

- **Paul Fukumoto, Director, Business Development**
  - University of California, San Diego: M.S., Engineering Physics; B.S., Engineering Sciences
  - Responsible for Product Applications, Market Research and Strategic Planning at FlexEnergy.
  - Experienced at developing energy projects and technology as Field Applications Manager at Ingersoll-Rand Energy Systems and at Honeywell Power Systems/Aerospace.

FINANCIALS



Company Highlights

Founded - 2008	Employees - 17
Company Headquarters – Irvine, CA	
First product shipped – Nov. 2013	
OTC QB : ENCR (listed in July 2013)	
Stockholders Equity (at 9/30/13) - $1.5M	
Cash (at 12/31/13) - $1.1M	
Debt (at 12/31/13) - $0.00	
Ownership – SAIL Capital – Common 45.6%, Fully Diluted 40.4%	

Ener-Core Stock Information

Price (1/10/14)	$1.25
Shares outstanding (12/31/13)	72.6M
Exchange	OTC QB
Market Cap	$90.7M

Capitalization Table

Shareholders	Common Stock (including restricted stock)	Ownership %	Warrants	Stock Options	Fully Diluted shares outstanding	Fully Diluted Ownership %
Employees						
Executive and Board of Directors	1,689,957	2.33%		4,450,000	6,139,957	7.49%
Non-Executive	3,391,377	4.67%		4,460,000	7,851,377	9.58%
Other						
SAIL Ventures	33,084,946	45.60%			33,084,946	40.36%
Other Shareholders	34,387,894	47.40%	511,087		34,898,981	42.57%
Totals	72,554,174	100.00%	511,087	8,910,000	81,975,261	100.00%

Balance Sheet – September 30, 2013

		September 30, 2013 (Unaudited)		December 31, 2012
		Assets		
Cash and cash equivalents	$	763,170	$	93,285
Restricted cash		50,005		—
Inventories		64,980		—
Prepaid expenses and other current assets		302,068		8,970
Total current assets		1,180,223		102,255
Property and equipment, net		756,609		878,118
Intangibles, net		42,334		47,414
Other		53,674		—
Total assets		2,032,840		1,027,787
		Liabilities and Stockholders' Equity		
Accounts payable		245,452		33,234
Accrued expenses		265,603		385,855
Total current liabilities		511,055		419,089
Other		3,554		—
Total liabilities		514,609		419,089
Stockholders' equity :				
Preferred stock, $0.0001 par value		—		—
Common stock, $0.0001 par value:		7,105		6,088
Additional paid in capital		6,529,004		978,100
Accumulated deficit		(5,017,878)		(375,490)
Total stockholders' equity		1,518,231		608,698
Total liabilities and stockholders' equity	$	2,032,840	$	1,027,787

2014 - 2016 Forecast

Projected Orders

	2014	2015	2016
Booked Orders			
FP250	5	5	0
FP333	0	5	10
KG2	2	7	9
Shipped Orders			
FP250	4	7	0
FP333	0	3	8
KG2	0	3	11

Projected Revenue

Revenue	$3,400,000	$14,600,000	$28,700,000

Target Gross Margin (Oxidizer Only)

Product	Margin
FP250	25%
FP333	30%
KG 2	40%

Warranty – 3% of Sales

Sales Cycle

PO to Revenue Cycle 8+ months

PO Procured

30% Down payment Upon PO

30% payment received upon drawings

Product build

Five - Nine Months (dependent on turbine lead times)

30% payment received upon receipt of materials

Installation and Commissioning

Three months +

10% payment received prior to shipping

International – ExIm bank line up to $7M for PO financing

LC from customer prior to PO approval

2014 – 2016 Sales Assumptions

- Planned product deployment during 2014-2016



FP250
(250 kW)



FP333
(333 kW)



KG2-3G/GO
(2 MW)

- Projected sales team composition

	2014	2015	2016
Sales Employees	2	4	4
Reps/Agents	7	10	10
Distributors	10	15	15
Turbine Partners	2	3	4

Miscellaneous

- Current facility - 29.5K sq.ft.
  - industrial/mfg/warehouse 13K sq.ft.
- Current production capacity - 20 units/year
- Long-term goal – license to Turbine partners
- Breakeven sales forecast – 10 (2mw units).
- Sales team
  - Leads primarily sourced through partners
  - Team takes on sales support/technical support role for our partners


ENER-CORE POWERSTATION

SUPPLEMENTAL SLIDES

Modern Landfill Design



TOP SOIL
CAP
METHANE
WELL
TRASH
WELL
CLAY LINER
LEACHATES

Market Opportunity – Landfills Markets



Landfill Methane Generation Potential
MW Equivalent Potential
3000
2500
2000
1500
1000
500
0
2471
731
394
897
569
539
302
219
360
221
186
132
108
40
United States
Mexico
Canada
China
Malaysia
Indonesia
India
Australia
U.K.
Italy
Spain
Germany
France
Greece

Robust Landfill and Biogas Markets - $56B

Market Opportunity – Coal Mine Methane Markets

Supplemental

Ventilation Air Methane is an Immediate Opportunity


U.S. 810 MW equivalent
Ukraine 742 MW equivalent
Russia 293 MW equivalent
China 5207 MW equivalent
Mexico 35 MW equivalent
Australia 354 MW equivalent
Key:
High potential
Medium potential
Low potential

Global Methane Initiative

Robust Coal Methane Markets - $21B

Market Opportunity – Petroleum Gas Markets

Waste Gas in Oil Fields is an Immediate Opportunity (Russia example)

Fig. 5: Geographic distribution of main APG flaring volumes (bcm)


441 MW equivalent
524 MW equivalent
Komi Republic
1.6
1.9
Far East
Unclassified
YNAO
KhMAO
4.9
5.1
1.0
Ural
Eastern Siberia
Volga region
South
1350 MW equivalent
1407 MW equivalent
276 MW equivalent
Meeting of the Presidium of the State Council of the Russian Federation on the environment on June 9, 2011. "Measures to ensure environmental safety and reverse accumulated ecological damage".

Robust Oil Field Gas Markets - $16B

Product Deployment History









F100 Proof of Concept CA	FP250 Demonstration GA	More FP250 sites worldwide	Larger Turbines
2008-2010	**2011-2012**	**2013-2014**	**2014 - 2016**
Pilot Project. Concept is proven on 100kW system at Lamb Canyon landfill (San Diego).	250 kW system generates electricity at Fort Benning landfill under a DoD demonstration project.	Launch of global sales of 250 kW systems for power generation with a wide range of fuels and ultra low emissions	Scale up of Ener-Core systems to 2 MW and larger turbines for energy generation.